FIDELITY RETIREMENT RESERVES
SUPPLEMENT TO THE PROSPECTUS
APRIL 30, 2002

The following information supplements information found in second paragraph of the "Investment Allocation of Your Purchase Payments" section beginning on page 20.

Payments after the free look period are allocated directly to the selected investment options. All percentage allocations must be in whole numbers. Prior to the Annuity Date, you may not allocate more than $20,000 (including transfers) to the Fixed Account in all states except Florida, Maryland, New Jersey, Oregon and Virginia (the "Exception States") during any one Contract Year. In these Exception States, you may not allocate more than $50,000 (including transfers) to the Fixed Account during any one Contract Year. You may not allocate more than 25% of any Purchase Payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Contract Year. If your future payment allocation instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the VIP Money Market Portfolio until we receive your complete instructions. In these cases, we will not be responsible for the results of unit value changes or lost market opportunity. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

The following information supplements information found under the sub-heading "Fixed Account Transfers" of the "Trading Among Variable Subaccounts" section beginning on page 21.

You may make transfers to and from the Fixed Account only with our consent, and only before the Annuity Date. You may currently make one transfer per Contract Year from the Variable Account to the Fixed Account, but the total of such transfer plus any Purchase Payment amounts allocated to the Fixed Account during that Contract Year may not exceed $20,000, except in certain states where the limit is $50,000. (See "Investment Allocation of your Purchase Payments" on page 20.) Also, for any transfer from the Variable Account to the Fixed Account, you may not transfer more than 25% of the Contract Value in the Variable Account on the date of the transfer. For certain Contracts issued May 1, 1997 or later, we may discontinue the availability of the Fixed Account for transfers from the Variable Account or for purchase payments at any time.

NRR7-03-02 March 24, 2003
1.761187.103

The following information revises information found throughout the Prospectus.

Effective January 1, 2003, the Optional Death Benefit will no longer be available to new contracts. Outstanding contracts with this feature will not be affected. Accordingly, all references to the Optional Death Benefit in the prospectus should be disregarded.